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                                                               EXHIBIT 10.37 (a)

                           FIRST AMENDMENT AGREEMENT
                           -------------------------


     AGREEMENT, dated as of June 26, 1998, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     B. The Borrower has requested that the Lender increase, from $15,000,000 to $25,000,000, the Acquisition Loan Commitment.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

          1.   Modifications. All the terms and provisions of the Credit
               -------------
Agreement and the other Loan Documents shall remain in full force and effect except as follows:

          (a) The figure "$15,000,000" contained in the "Background" section of the Credit Agreement is deleted and the figure "$25,000,000" is substituted therefor.
          (b) The third sentence of Section 2.1(b)(iv) of the Credit Agreement is deleted and the following is substituted therefor:

               The Borrower shall repay the principal amount of each Acquisition Loan Advance in equal quarterly installments in the amount of such Acquisition Loan Advance multiplied by a fraction, the numerator of which shall be one (1) and the denominator of which shall be twenty-eight (28), rounded upward to the nearest whole Dollar and such payments shall commence on the first Business Day of the first fiscal quarter after the date of such Acquisition Loan Advance and shall continue on the first Business Day of each succeeding Fiscal Quarter;
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               notwithstanding the foregoing, all amounts outstanding under each
               --------------- --- ---------
               Acquisition Loan Advance shall be due and payable in full, without notice or demand on the sooner to occur of (x) the Acquisition Loan Commitment Termination Date and (y) the occurrence of an Event of Default.

          (c) Section 3.9(e) of the Credit Agreement is deleted and Section 3.9(f) of the Credit Agreement is renumbered accordingly.

          (d) Section 6.2(d)(vii) of the Credit Agreement is deleted and Sections 6.2(d)(ix), (x), (xi) and (xii) and renumbered accordingly.

          (e) The figure "$180,000" contained in Section 6.2(x) of the Credit Agreement is deleted and the figure "$250,000" is substituted therefor.

          (f) The provision contained in Section 8.7 of the Credit Agreement with respect to copies of notices to be sent to Cummings & Lockwood is deleted and the following is substituted therefor.

                    Robinson & Cole LLP
                    Financial Centre
                    695 East Main Street
                    Stamford, CT  06904
                    Attention: Gregory E. Harmer, Esq.
                    Telephone: 203.462.7524
                    Facsimile:  203.462.7599

          (g) The definition of "Acquisition Loan Commitment" contained in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

                    "Acquisition Loan Commitment" means the commitment of the
                     ---------------------------
               Lender to make Acquisition Loan Advances in an aggregate principal amount up to $25,000,000, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

          (h) The amount "$15,000,000" contained in the definition of Acquisition Loan Note in Annex A to the Credit Agreement is deleted and the amount "$25,000,000" is substituted therefor.

          (i) The definition of "Drawdown Fee" contained in Annex A to the Credit Agreement is deleted.

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          (j) Subparagraph (ix) of the definition of "Eligible Accounts"
contained in Annex A to the Credit Agreement is deleted and the following is substituted therefor:

                    (ix) it is the obligation of an Account Debtor located in a foreign county;

          2.   Modification Fee.  In consideration of the Lender's execution,
               ----------------
delivery and performance of this Agreement, including, without limitation, the increase of the Acquisition Loan Commitment, the Borrower is simultaneously paying to the Lender the amount of $100,000 in immediately available funds (the "Modification Fee").
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          3.   Conditions Precedent. The Lender's obligations under this
               --------------------
Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

               (a) Amendment Agreement.  This Agreement duly executed by the
                   -------------------
parties hereto;

               (b) Allonge.  The First Allonge to Acquisition Loan Note, duly
                   -------
drawn to the order of the Lender;

               (c) Modification Fee.  The payment to the Lender of the
                   ----------------
Modification fee; and

               (d) Other.  Such other agreements and instruments as the Lender
                   -----
shall require.

          4.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees,
               -------------------------
and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

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          5.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges
               ---------------------------
that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

          6.   Reaffirmation of Collateral.  The Borrower reaffirms the liens,
               ---------------------------
security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

          7.   Other Representations By Borrower and Guarantors.  The Borrower
               ------------------------------------------------
and each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

          8.   No Waiver By Lender.  The Borrower and each Guarantor
               -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

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     The parties have executed this Agreement as of the date first above written.

                                  Borrower:
                                  --------

                                  BUTLER SERVICE GROUP, INC.

                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Michael C. Hellriegel
                                    Title:  SeniorVice President - Finance

                                  Parent:
                                  ------

                                  BUTLER INTERNATIONAL, INC.


                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Michael C. Hellriegel
                                    Title:  Senior Vice President - Finance

                                  Subsidiaries:
                                  ------------

                                  BUTLER TECHNOLOGY SOLUTIONS, INC.


                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Name: Michael C. Hellriegel
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                  BUTLER TELECOM, INC.


                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Name: Michael C. Hellriegel
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                  BUTLER SERVICES, INC.


                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Name: Michael C. Hellriegel
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                                                               5
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                                  BUTLER UTILITY SERVICE, INC.


                                  By /s/ Michael C. Hellriegel
                                    -------------------------------------------
                                    Name: Michael C. Hellriegel
                                    Title: Senior Vice President and Chief
                                           Financial Officer


                                  Lender:
                                  ------

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By /s/ Peggy Erlenkotter
                                    -------------------------------------------
                                    Name:  Peggy Erlenkotter
                                    Title: Duly Authorized Signatory

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